File 333190429
Rule 424 b3




AMERICAN
DEPOSITARY SHARES
One 1 American
Depositary
Share represents
YORK MELLON
AMERICAN
DEPOSITARY RECEIPT
FOR SHARES OF
COMMON STOCK, OF
NISSHIN STEEL CO.,
LTD.
INCORPORATED
UNDER THE LAWS OF
JAPAN
       The Bank of
New
York Mellon, as
depositary
hereinafter called
the
Depositary, hereby
certifies
i that there have
been
deposited with the
Depositary or its
agent,
nominee, custodian,
clearing
agency or
correspondent, the
securities described
above
Shares or evidence
of the
right to receive
such Shares,
ii that at the date
hereof each
American Depositary
Share
evidenced by this
Receipt
represents the
amount of
Shares shown above,
and that

or registered
assigns IS THE
OWNER OF  AMERICAN
DEPOSITARY SHARES
hereby evidenced and
called,
and except as
otherwise
herein expressly
provided, is
entitled upon
surrender at the
Corporate Trust
Office of the
Depositary, New
York, New
York of this Receipt
duly
endorsed for
transfer and
upon payment of the
charges
as provided on the
reverse of
this Receipt and in
compliance with
applicable
laws or governmental
regulations, at
Owners option
1 to delivery at the
office of
the agent, nominee,
custodian, clearing
agency or
correspondent of the
Depositary, to a
person
specified by Owner,
of the
amount of Deposited
Securities
represented hereby
or evidence of the
right to
receive the same or
2 to have
such Deposited
Securities
forwarded at his
cost and risk
to him at the
Corporate Trust
Office of the
Depositary.
The words Deposited
Securities wherever
used in
this Receipt shall
mean the
Shares deposited
under the
agreement created by
the
Receipts as
hereinafter
defined including
such
evidence of the
right to
receive the same,
and any
and all other
securities, cash
and other property
held by
the Depositary in
place
thereof or in
addition thereto
as provided herein.
The
word Owner wherever
used
in this Receipt
shall mean the
name in which this
Receipt is
registered upon the
books of
the Depositary from
time to
time.  The
Depositarys
Corporate Trust
Office is
located at a
different address
than its principal
executive
office. Its
Corporate Trust
Office is located at
101
Barclay Street, New
York,
New York 10286, and
its
principal executive
office is
located at One Wall
Street,
New York, New York
10286.
?

1.	RECEIPTS.
	This American
Depositary Receipt
this
Receipt is one of a
continuing issue of
American
Depositary Receipts
collectively, the
Receipts, all
evidencing rights of
like
tenor with respect
to the
Deposited
Securities, and all
issued or to be
issued upon
the terms and
subject to the
conditions herein
provided,
which shall govern
the
continuing
arrangement by
the Depositary with
respect
to initial deposits
as well as
the rights of
holders and
Owners of Receipts
subsequent to such
deposits.
	The issuer of
the
Receipts is deemed
to be the
legal entity
resulting from
the agreement herein
provided for.
	The issuance
of
Receipts against
deposits
generally may be
suspended,
or the issuance of
Receipts
against the deposit
of
particular Shares
may be
withheld, if such
action is
deemed necessary or
advisable by the
Depositary
at any time and from
time to
time because of any
requirements of any
government or
governmental
body or commission
or for
any other reason.
The
Depositary assumes
no
liability with
respect to the
validity or worth of
the
Deposited
Securities.
2.	TRANSFER OF
RECEIPTS.
	Until the
surrender
of this Receipt in
accordance
with the terms
hereof, the
Depositary will
maintain an
office in the
Borough of
Manhattan, The City
of New
York, for the
registration of
Receipts and
transfers of
Receipts where the
Owners
of the Receipts may,
during
regular business
hours,
inspect the transfer
books
maintained by the
Depositary
that list the Owners
of the
Receipts.  The
transfer of this
Receipt is
registrable on the
books of the
Depositary at its
Corporate Trust
Office by
the holder hereof in
person or
by duly authorized
attorney,
upon surrender of
this
Receipt properly
endorsed
for transfer or
accompanied
by proper
instruments of
transfer and funds
sufficient
to pay any
applicable transfer
taxes, and the fees
and
expenses of the
Depositary
and upon compliance
with
such regulations, if
any, as
the Depositary may
establish
for such purpose.
This
Receipt may be split
into
other such Receipts,
or may
be combined with
other such
Receipts into one
Receipt,
representing the
same
aggregate number of
American Depositary
Shares
as the Receipt or
Receipts
surrendered.  Upon
such split
or combination not
involving
a transfer, a charge
will be
made as provided
herein.
The Depositary may
close
the transfer books
at any time
or from time to time
when
deemed expedient by
it in
connection with the
performance of its
duties
hereunder.
3.	PROOF OF
CITIZENSHIP OR
RESIDENCE.
	The Depositary
may
require any holder
or Owner
of Receipts, or any
person
presenting
securities for
deposit against the
issuance
of Receipts, from
time to
time, to file such
proof of
citizenship or
residence and
to furnish such
other
information, by
affidavit or
otherwise, and to
execute
such certificates
and other
instruments as may
be
necessary or proper
to
comply with any laws
or
regulations relating
to the
issuance or transfer
of
Receipts, the
receipt or
distribution of
dividends or
other property, or
the
taxation thereof or
of receipts
or deposited
securities, and
the Depositary may
withhold
the issuance or
registration of
transfer of any
Receipt or
payment of such
dividends or
delivery of such
property
from any holder,
Owner or
other person, as the
case may
be, who shall fail
to file such
proofs, certificates
or other
instruments.
4.	TRANSFERABILI
TY
RECORDOWNERSHIP.
	It is a
condition of
this Receipt and
every
successive holder
and Owner
of this Receipt by
accepting
or holding the same
consents
and agrees, that
title to this
Receipt, when
properly
endorsed or
accompanied by
proper instruments
of
transfer, is
transferable by
delivery with the
same effect
as in the case of a
negotiable
instrument provided,
however, that prior
to the due
presentation of this
Receipt
for registration of
transfer as
above provided, and
subject
to the provisions of
Article 9
below, the
Depositary,
notwithstanding any
notice to
the contrary, may
treat the
person in whose name
this
Receipt is
registered on the
books of the
Depositary as
the absolute owner
hereof for
the purpose of
determining
the person entitled
to
distribution of
dividends and
for any other
purpose.
5.	TAX LIABILITY.
	The Depositary
shall
not be liable for
any taxes or
governmental or
other
assessments or
charges that
may become payable
in
respect of the
Deposited
Securities, but a
ratable part
of any and all of
the same,
whether such tax,
assessment
or charge becomes
payable
by reason of any
present or
future law, statute,
charter
provision, bylaw,
regulation
or otherwise, shall
be
payable by the Owner
hereof
to the Depositary at
any time
on request.  Upon
the failure
of the holder or
Owner of
this Receipt to pay
any such
amount, the
Depositary may
sell for account of
such
Owner an amount of
the
Deposited Securities
equal to
all or any part of
the amount
represented by this
Receipt,
and may apply the
proceeds
in payment of such
obligations, the
Owner
hereof remaining
liable for
any deficiency.
6.	REPRESENTATIO
NS AND WARRANTIES.
	Every person
presenting Shares
for deposit
shall be deemed
thereby to
represent and
warrant that
such Shares and each
certificate, if any,
therefor
are validly issued,
fully paid
and nonassessable,
that such
Shares were not
issued in
violation of any
preemptive
or similar rights of
the
holders of any
securities and
that the person
making such
deposit is duly
authorized so
to do.  Every such
person
shall also be deemed
to
represent that the
deposit of
such securities and
the sale
of American
Depositary
Shares representing
such
Shares by that
person in the
United States are
not
restricted under the
Securities Act of
1933, as
amended the
Securities Act
of 1933.  Such
representations and
warranties shall
survive the
deposit of such
securities and
issuance of
Receipts.
	This Receipt
is
issued subject, and
all rights
of the holder or
Owner
hereof are expressly
subject,
to the terms and
conditions
set forth on both
sides of this
Receipt, all of
which form a
part of the
agreement
evidenced in this
Receipt and
to all of which the
holder or
Owner hereof by
accepting
this Receipt
consents.
7.	REPORTS OF
ISSUER OF DEPOSITED
SECURITIES VOTING
RIGHTS.
	As of the date
of the establishment
of the program for
issuance of Receipts
by the Depositary,
the Depositary
believed, based on
limited
investigation, that
the issuer of the
Deposited Securities
either i furnished
the Securities and
Exchange Commission
the Commission with
certain public
reports and
documents required
by foreign law or
otherwise or ii
published
information in
English on its
Internet
website at
httpwww.nisshinsteel
hd.co.jp
or another
electronic
information delivery
system
generally available
to the
public in its
primary trading
market, in either
case in
compliance with Rule
12g32b under the
Securities
and Exchange Act of
1934 as
in effect and
applicable to
that issuer at that
time.
However, the
Depositary
does not assume any
duty to
determine if the
issuer of the
Deposited Securities
is
complying with the
current
requirements of Rule
12g32b
or to take any
action if that
issuer is not
complying with
those requirements.
	The Depositary
shall
be under no
obligation to
give notice to the
holder or
Owner of this
Receipt of any
meeting of
shareholders or of
any report of or
communication from
the
issuer of the
Deposited
Securities, or of
any other
matter concerning
the affairs
of such issuer,
except as
herein expressly
provided.
The Depositary
undertakes to
make available for
inspection
by holders and
Owners of the
Receipts at its
Corporate
Trust Office, any
reports and
communication
received
from the issuer of
the
Deposited Securities
that are
both i received by
the
Depositary as the
holder of
the Deposited
Securities and
ii made generally
available to
the holders of the
Deposited
Securities by the
issuer
thereof.  Such
reports and
communications will
be
available in the
language in
which they were
received by
the Depositary from
the
issuer of the
Deposited
Securities, except
to the
extent, if any, that
the
Depositary in its
sole
discretion elects to
both i
translate into
English any of
such reports or
communications that
were
not in English when
received
by the Depositary
and
ii make such
translations, if
any, available for
inspection
by holders and
Owners of the
Receipts.  The
Depositary
has no obligation of
any kind
to translate any of
such
reports or
communications or
to make such
translation, if
any, available for
such
inspection.
	The Depositary
may,
in its discretion,
exercise, in
any manner, or not
exercise,
any and all voting
rights that
may exist in respect
of the
Deposited
Securities.  The
Depositary may, but
assumes
no obligation to,
notify
Owners of an
upcoming
meeting of holders
of
Deposited Securities
or
solicit instructions
from
Owners as to the
exercise of
any voting rights
with
respect to the
Deposited
Securities. Upon the
written
request of the Owner
of this
Receipt and payment
to it of
any expense
involved, the
Depositary may, in
its sole
discretion, but
assumes no
obligation to,
exercise any
voting rights with
respect to
the amount of the
Deposited
Securities
represented by the
American Depositary
Shares
evidenced by this
Receipt in
accordance with that
request.
8.	DISTRIBUTIONS.
	Until the
surrender
of this Receipt, the
Depositary a shall
distribute
or otherwise make
available
to the Owner hereof,
at a
time and in such
manner as it
shall determine, any
distributions of
cash, Shares
or other securities
or
property other than
subscription or
other rights
and b may distribute
or
otherwise make
available to
the Owner hereof, at
a time
and in such manner
as it shall
determine, any
distributions
of subscription or
other
rights, in each case
received
with respect to the
amount of
Deposited Securities
represented hereby,
after
deduction, or upon
payment
of the fees and
expenses of
the Depositary
described in
Article 13 below,
and the
withholding of any
taxes in
respect thereof
provided,
however, that the
Depositary
shall not make any
distribution for
which it has
not received
satisfactory
assurances, which
may be an
opinion of United
States
counsel, that the
distribution
is registered under,
or is
exempt from or not
subject to
the registration
requirements
of, the Securities
Act of 1933
or any other
applicable law.
If the Depositary is
not
obligated, under the
preceding sentence,
to
distribute or make
available a
distribution under
the
preceding sentence,
the
Depositary may sell
such
Shares, other
securities,
subscription or
other rights,
securities or other
property,
and the Depositary
shall
distribute the net
proceeds of
a sale of that kind
to the
Owners entitled to
them,
after deduction or
upon
payment of the fees
and
expenses of the
Depositary
described in Article
13 below
and the withholding
of any
taxes in respect
thereof.  In
lieu of distributing
fractional
American Depositary
Shares
for distributed
Shares or
other fractional
securities,
the Depositary may,
in its
discretion, sell the
amount of
securities or
property equal
to the aggregate of
those
fractions.  In the
case of
subscription or
other rights,
the Depositary may,
in its
discretion, issue
warrants for
such subscription or
other
rights andor seek
instructions
from the Owner of
this
Receipt as to the
disposition
to be made of such
subscription or
other rights.
If the Depositary
does not
distribute or make
available
to Owners or sell
distributed
subscription or
other rights,
the Depositary shall
allow
those rights to
lapse.  Sales
of subscription or
other
rights, securities
or other
property by the
Depositary
shall be made at
such time
and in such manner
as the
Depositary may deem
advisable.
	If the
Depositary
shall find in its
opinion that
any cash
distribution is not
convertible in its
entirety or
with respect to the
Owners of
a portion of the
Receipts, on
a reasonable basis
into U.S.
Dollars available to
it in the
City of New York, or
if any
required approval or
license
of any government or
agency
for such conversion
is denied
or is not obtainable
within a
reasonable period,
the
Depositary may in
its
discretion make such
conversion and
distribution
in U.S. Dollars to
the extent
possible, at such
time and
rates of conversion
as the
Depositary shall
deem
appropriate, to the
Owners
entitled thereto and
shall
with respect to any
such
currency not
converted or
convertible either i
distribute
such foreign
currency to the
holders entitled
thereto or ii
hold such currency
for the
respective accounts
of such
Owners uninvested
and
without liability
for interest
thereon, in which
case the
Depositary may
distribute
appropriate warrants
or other
instruments
evidencing rights
to receive such
foreign
currency.
9.	RECORD DATES
ESTABLISHED BY
DEPOSITARY.
	Whenever any
cash
dividend or other
cash
distribution shall
become
payable or any
distribution
other than cash
shall be
made, or whenever
rights
shall be offered,
with respect
to Deposited
Securities, or
whenever the
Depositary
shall receive notice
of any
meeting of Owners of
Deposited
Securities, or
whenever it is
necessary or
desirable to
determine the
Owners of Receipts,
the
Depositary will fix
a record
date for the
determination of
the Owners generally
or the
Owners of Receipts
who
shall be entitled to
receive
such dividend,
distribution or
rights, or the net
proceeds of
the sale thereof, to
give
instructions for the
exercise
of voting rights at
any such
meeting or
responsible for
any other purpose
for which
the record date was
set.
10.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	Upon i any
change in
nominal value or any
subdivision,
combination or
any other
reclassification of
the Deposited
Securities, or ii
any
recapitalization,
reorganization, sale
of assets
substantially as an
entirety,
merger or
consolidation
affecting the issuer
of the
Deposited Securities
or to
which it is a party,
or iii the
redemption by the
issuer of
the Deposited
Securities at
any time of any or
all of such
Deposited Securities
provided the same
are
subject to
redemption, then
and in any such case
the
Depositary shall
have the
right to exchange or
surrender such
Deposited
Securities and
accept and
hold hereunder in
lieu
thereof  other
shares,
securities, cash or
property to
be issued or
delivered in lieu
of or in exchange
for, or
distributed or paid
with
respect to, such
Deposited
Securities.  Upon
any such
exchange or
surrender, the
Depositary shall
have the
right, in its
discretion, to call
for surrender of
this Receipt
in exchange upon
payment of
fees and expenses of
the
Depositary for one
or more
new Receipts of the
same
form and tenor as
this
Receipt, but
describing the
substituted
Deposited
Securities.  In any
such case
the Depositary shall
have the
right to fix a date
after which
this Receipt shall
only entitle
the Owner to receive
such
new Receipt or
Receipts.
The Depositary shall
mail
notice of any
redemption of
Deposited Securities
to the
Owners of Receipts,
provided that in the
case of
any redemption of
less than
all of the Deposited
Securities, the
Depositary
shall select in such
manner as
it shall determine
an
equivalent number of
American Depositary
Shares
to be redeemed and
shall
mail notice of
redemption
only to the Owners
of
Receipts evidencing
those
American Depositary
Shares.
The sole right of
the Owners
of Receipts
evidencing
American Depositary
Shares
designated for
redemption
after the mailing of
such
notice of redemption
shall be
to receive the cash,
rights
and other property
applicable
to the same, upon
surrender
to the Depositary
and upon
payment of its fees
and
expenses of the
Receipts
evidencing such
American
Depositary Shares.
11.	LIABILITY OF
DEPOSITARY.
       The
Depositary shall
not incur any
liability to any
holder or Owner of
this
Receipt i if by
reason of any
provisions of any
present or
future law of the
United
States of America,
any state
thereof, or of any
other
country, or of any
governmental or
regulatory
authority, or by
reason of any
provision, present
or future,
of the charter or
articles of
association or
similar
governing document
of the
issuer or of the
Deposited
Securities, the
Depositary
shall be prevented,
delayed
or forbidden from or
subjected to any
civil or
criminal penalty or
extraordinary
expenses on
account of doing or
performing any act
or thing
which by the terms
hereof it
is provided shall be
done or
performed, ii by
reason of
any nonperformance
or
delay, caused as
specified in
clause i above, in
the
performance of any
act or
thing which by the
terms of
this Receipt it is
provided
shall or may be done
or
performed, iii by
reason of
any exercise of, or
failure to
exercise, any
discretion
provided for herein,
iv for
the inability of any
Owner or
holder to benefit
from any
distribution,
offering, right or
other benefit which
is made
available to holders
of
Deposited Securities
but is
not made available
to
Owners or holders, v
for any
special,
consequential or
punitive damages for
any
breach of the terms
of this
Receipt or vi
arising out of
any act of God,
terrorism or
war or any other
circumstances beyond
its
control.
       The
Depositary shall
not be responsible
for any
failure to carry out
any
requests to vote any
Deposited Securities
or for
the manner or effect
of any
vote that is cast
either with or
without the request
of any
Owner, or for not
exercising
any right to vote
any
Deposited
Securities.
       The
Depositary does
not assume any
obligation
and shall not be
subject to
any liability to
holders or
Owners hereunder
other than
agreeing to act
without
negligence or bad
faith in the
performance of such
duties
as are specifically
set forth
herein.
       The
Depositary shall
be under no
obligation to
appear in, prosecute
or
defend, any action,
suit or
other proceeding in
respect
of any of the
Deposited
Securities or in
respect of the
Receipts on behalf
of
Owners or holders or
any
other persons.  The
Depositary shall not
be liable
for any action or
nonaction
by it in reliance
upon the
advice of or
information
from legal counsel,
accountants or any
other
persons believed by
it in
good faith to be
competent to
give such advice or
information.
       The
Depositary,
subject to Article
14 hereof,
may itself become
the owner
of and deal in
securities of
any class of the
issuer of the
Deposited Securities
and in
Receipts of this
issue.
12.	TERMINATION
OF AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
	The Depositary
may
at any time
terminate the
agreement evidenced
by this
Receipt and all
other
Receipts by mailing
notice of
such termination to
the
Owners of all
Receipts then
outstanding at their
addresses
appearing upon the
books of
the Depositary, at
least thirty
days prior to the
date fixed in
such notice for
termination.
On and after such
date of
termination the
Owner
hereof, upon
surrender of this
Receipt at the
Corporate
Trust Office of the
Depositary, will be
entitled
to delivery of the
amount of
the Deposited
Securities
represented hereby
upon the
same terms and
conditions,
and upon payment of
a fee at
the rates provided
herein
with respect to the
surrender
of this Receipt for
Deposited
Securities and on
payment of
applicable taxes and
charges.
The Depositary may
convert
any dividends
received by it
in cash after the
termination
date into U.S.
Dollars as
herein provided, and
after
deducting therefrom
the fees
of the Depositary
and
referred to herein
and any
taxes and
governmental
charges and shall
thereafter
hold the balance of
said
dividends for the
pro rata
benefit of the
Owners of the
respective Receipts.
As to
any Receipts not so
surrendered within
thirty
days after such date
of
termination the
Depositary
shall thereafter
have no
obligation with
respect to the
collection or
disbursement of
any subsequent
dividends or
any subscriptions or
other
rights accruing on
the
Deposited
Securities.  After
the expiration of
three
months from such
date of
termination the
Depositary
may sell any
remaining
Deposited Securities
in such
manner as it may
determine,
and may thereafter
hold
uninvested the net
proceeds
of any such sale or
sales
together with any
dividends
received prior to
such sale or
the U.S. Dollars
received on
conversion thereof,
unsegregated and
without
liability for any
interest
thereon, for the pro
rata
benefit of the
Owners of the
Receipts that have
not
theretofore been
surrendered
for cancellation,
such
Owners thereupon
becoming
general creditors of
the
Depositary with
respect to
such net proceeds.
After
making such sale, or
if no
such sale can be
made after
the expiration of
one year
from such date of
termination, the
Depositary
shall be discharged
from all
obligations
whatsoever to the
holders and Owners
of the
Receipts except to
make
distribution of the
net
proceeds of sale and
of such
dividends after
deducting all
fees, charges and
expenses of
the Depositary or of
the
Deposited
Securities, in case
no sale can be made,
upon
surrender of the
Receipts.
13.	CERTAIN FEES
AND CHARGES OF THE
DEPOSITARY.
	The Depositary
may charge any party
depositing or
withdrawing Shares,
any party
transferring or
surrendering
Receipts, any party
to whom Receipts are
issued including
issuance pursuant to
a stock dividend or
stock split or an
exchange of stock or
distribution
pursuant to Articles
8 or 10 or Owners,
as applicable, i
fees for the
delivery or
surrender of
Receipts and deposit
or
withdrawal of
Shares, ii fees
for distributing
cash, Shares
or other property
received in
respect of Deposited
Securities, iii
taxes and other
governmental
charges, iv
registration or
custodial fees
or charges relating
to the
Shares, v cable,
telex and
facsimile
transmission
expenses, vi foreign
currency
conversion expenses
and
fees, vii depositary
servicing
fees and viii any
other fees or
charges incurred by
the
Depositary or its
agents in
connection with the
Receipt
program.  The
Depositarys
fees and charges may
differ
from those of other
depositaries.  The
Depositary
reserves the right
to modify,
reduce or increase
its fees
upon thirty 30 days
notice to
the Owner hereof.
The
Depositary will
provide,
without charge, a
copy of its
latest schedule of
fees and
charges to any party
requesting it.
	The Depositary
may
charge fees for
receiving
deposits and issuing
Receipts, for
delivering
Deposited Securities
against
surrendered
Receipts, for
transfer of
Receipts, for splits
or combinations of
Receipts,
for distribution of
each cash
or other
distribution on
Deposited
Securities, for
sales or exercise of
rights, or
for other services
performed
hereunder.  The
Depositary
reserves the right
to modify,
reduce or increase
its fees
upon thirty 30 days
notice to
the Owner hereof.
The
Depositary will
provide,
without charge, a
copy of its
latest fee schedule
to any
party requesting it.
14.	PRERELEASE OF
RECEIPTS.
	Notwithstandin
g any
other provision of
this
Receipt, the
Depositary may
execute and deliver
Receipts
prior to the receipt
of Shares
PreRelease. The
Depositary
may deliver Shares
upon the
receipt and
cancellation of
Receipts which have
been
PreReleased, whether
or not
such cancellation is
prior to
the termination of
such
PreRelease or the
Depositary
knows that such
Receipt has
been PreReleased.
The
Depositary may
receive
Receipts in lieu of
Shares in
satisfaction of a
PreRelease.
Each PreRelease will
be
a preceded or
accompanied
by a written
representation
from the person to
whom
Receipts or Shares
are to be
delivered that such
person, or
its customer, owns
the Shares
or Receipts to be
remitted, as
the case may be, b
at all
times fully
collateralized
with cash or such
other
collateral as the
Depositary
deems appropriate,
c terminable by the
Depositary on not
more than
five 5 business days
notice,
and d subject to
such further
indemnities and
credit
regulations as the
Depositary
deems appropriate.
The
number of American
Depositary Shares
which are
outstanding at any
time as a
result of
PreReleases will not
normally exceed
thirty
percent 30 of the
Shares
deposited with the
Depositary provided,
however, that the
Depositary
reserves the right
to change
or disregard such
limit from
time to time as it
deems
appropriate.
	The Depositary
may
retain for its own
account
any compensation
received
by it in connection
with the
foregoing.
15.	COMPLIANCE
WITH U.S. SECURITIES
LAWS.
	Notwithstandin
g any
terms of this
Receipt to the
contrary, the
Depositary will
not exercise any
rights it has
under this Receipt
to prevent
the withdrawal or
delivery of
Deposited Securities
in a
manner which would
violate
the United States
securities
laws including, but
not
limited to, Section
1A1 of
the General
Instructions to
the Form F6
Registration
Statement, as
amended from
time to time, under
the
Securities Act of
1933.
16.	GOVERNING
LAW VENUE OF
ACTIONS JURY TRIAL
WAIVER.
	This Receipt
shall be
interpreted and all
rights
hereunder and
provisions
hereof shall be
governed by
the laws of the
State of New
York.
	All actions
and
proceedings brought
by any
Owner or holder of
this
Receipt against the
Depositary arising
out of or
relating to the
Shares or other
Deposited
Securities, the
American Depositary
Shares
or the Receipts, or
any
transaction
contemplated
herein, shall be
litigated only
in courts located
within the
State of New York.
	EACH OWNER
AND HOLDER HEREBY
IRREVOCABLY WAIVES,
TO THE FULLEST
EXTENT PERMITTED BY
APPLICABLE LAW, ANY
RIGHT IT MAY HAVE TO
A TRIAL BY JURY IN
ANY SUIT, ACTION OR
PROCEEDING AGAINST
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY ARISING
OUT OF OR RELATING
TO THE SHARES OR
OTHER DEPOSITED
SECURITIES, THE
AMERICAN DEPOSITARY
SHARES OR THE
RECEIPTS, OR ANY
TRANSACTION
CONTEMPLATED
HEREIN, OR THE
BREACH HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY
QUESTION REGARDING
EXISTENCE, VALIDITY
OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR
ANY OTHER THEORY.
17.	AMENDMENT OF
RECEIPTS.
       The form of
the
Receipts and the
agreement
created thereby may
at any
time and from time
to time
be amended by the
Depositary in any
respect
which it may deem
necessary
or desirable. Any
amendment
which shall
prejudice any
substantial existing
right of
Owners shall not
become
effective as to
outstanding
Receipts until the
expiration
of thirty 30 days
after notice
of such amendment
shall
have been given to
the
Owners of
outstanding
Receipts provided,
however,
that such thirty 30
days
notice shall in no
event be
required with
respect to any
amendment which
shall
impose or increase
any taxes
or other
governmental
charges,
registration fees,
cable, telex or
facsimile
transmission costs,
delivery
costs or other such
expenses.
Every Owner and
holder of a
Receipt at the time
any
amendment so becomes
effective shall be
deemed, by
continuing to hold
such
Receipt, to consent
and agree
to such amendment
and to be
bound by the
agreement
created by Receipt
as
amended thereby. In
no event
shall any amendment
impair
the right of the
Owner of any
Receipt to surrender
such
Receipt and receive
therefor
the amount of
Deposited
Securities
represented by the
American Depositary
Shares
evidenced thereby,
except in
order to comply with
mandatory provisions
of
applicable law.